Exhibit 10.1

                                TASTY FRIES, INC.
                             SUBSCRIPTION AGREEMENT

      SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this 13th day of April 2005 between Tasty Fries, Inc., a Nevada corporation with offices located at 650 Sentry Parkway, Suite One, Blue Bell, Pennsylvania 19422 (the "Company"), and the undersigned (the "Subscriber").

      WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to sell and the Subscriber desires to purchase 250,000 shares of the Company's Series A Preferred Stock in a private placement (the "Offering") on the terms and conditions set forth herein;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      I. SUBSCRIPTION FOR SECURITIES; REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

            1.1 Subscription for Securities. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company 250,000 shares of the Company's Series A Preferred Stock ("Shares"), at a purchase price of $1.00 per share and the Company agrees to sell such Shares to the Subscriber for said purchase price.

            1.2 Reliance on  Exemptions.  The Subscriber  acknowledges  that the
Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

            1.3 Investment Purpose. The Subscriber represents that the Shares are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. The Subscriber agrees that it will not sell or otherwise transfer the Shares unless they are registered under the Securities Act or unless an exemption from such registration is available.

            1.4 Accredited Investor. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that it is able to bear the economic risk of any investment in the Shares.

            1.5 Risk of Investment. The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;
(b) transferability of the Shares is limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of Subscriber.

            1.6 Prior Investment Experience. The Subscriber acknowledges that it has prior investment experience and that it recognizes the highly speculative nature of this investment.

            1.7 Information.  The Subscriber acknowledges careful review of this
Subscription Agreement as well as the Company's filings with the Securities and Exchange Commission, as required pursuant to the Securities and Exchange Act of 1934, and specifically the Company's current reports on Form 8-K filed with the Securities and Exchange Commission on March 23, 2005, April 1, 2005 and April 13, 2005, which are available on the Internet at www.sec.gov (collectively, the "Offering Documents"), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Documents. The undersigned does not desire to receive any further information.

            1.8 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

            1.9 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

            1.10 Transfer or Resale. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Securities Act except as contained herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws.


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

            1.11 Legends. The Subscriber understands that the certificates representing the Shares, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

            The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if (a) such Securities are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Securities may be made pursuant to the Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

            1.12 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and
(b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

            1.13 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that:
(a) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.


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

            1.14 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

            1.15 Foreign Subscriber. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Subscriber's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

      II. REGISTRATION RIGHTS

            2.1 The Company agrees that if, at any time, and from time to time, after the date hereof the Board of Directors of the Company (the "Board") shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify the Subscriber that such registration statement will be filed and that the shares of common stock underlying the Shares (the "Registrable Securities") then held by the Subscriber will be included in such registration statement; (B) cause such registration statement to cover all of such Registrable Securities issued to the Subscriber; (C) use best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such holder to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for such holder to promptly effect the proposed sale or other disposition. Notwithstanding any other provision of this Section 2.1, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of the Registrable Securities, the Holder shall retain the right to request inclusion of shares as set forth above.

      III. MISCELLANEOUS

            3.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


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

            If to the Company:

            650 Sentry Parkway, Suite One
            Blue Bell, Pennsylvania 19422
            Attn: Edward C. Kelly
            Telephone: (610) 941-2109
            Facsimile:

            If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

            3.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Shares then outstanding (determined on an as exercised to common stock basis) (or if prior to the closing, the Subscribers purchasing at least a majority of the Shares to be purchased at the closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

            3.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

            3.4 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Pennsylvania or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Pennsylvania. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Pennsylvania for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.


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

            3.5 Headings.  The headings of this  Subscription  Agreement are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Subscription Agreement.

            3.6 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Shares then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

            3.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            3.8 Survival. The representations and warranties of the Subscriber contained in Article I and the agreements set forth this Article III shall survive closing for a period of two years.

            3.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

            3.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


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

            3.11 Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement; and (b) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

            3.12 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                            [Signature page follows.]


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

      IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Eric Whetstone                          No. of Shares: 250,000
-------------------------                             --------------------------
Name of Subscriber

/s/ ERIC WHETSTONE
-----------------------------------
Signature

Eric Whetstone
Name (Please Print)

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Title

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Address of Subscriber


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Taxpayer Identification
Number of Subscriber

                                        Subscription Accepted:

                                        TASTY FRIES, INC.


                                        By: /s/ EDWARD C. KELLY
                                            ------------------------------------
                                        Name:  Edward C. Kelly
                                        Title: Chief Executive Officer


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